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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934



                                 June 25, 1996
                       (Date of earliest event reported)




                             BARRY'S JEWELERS, INC.
             (Exact name of registrant as specified in its charter)





                    California                                        0-15017                       95-3746316
            (State or other jurisdiction of incorporation)       (Commission file number)      I.R.S. Employer Identification No.)





                             111 West Lemon Avenue
                          Monrovia, California  91016
             (Address of principal executive offices and zip code)





                                 (818) 303-4741
                        (Registrant's telephone number)
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ITEM 5.       OTHER EVENTS

              Barry's Jewelers, Inc. has issued a press release dated June 25, 1996, a copy of which is incorporated by reference and is attached hereto as
Exhibit 99.1.






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ITEM 7. (C)   EXHIBITS

              The following Exhibits are hereby filed as part of this Form 8-K:

Exhibit
Number        Description
- -------       -----------
99.1          Press Release dated June 25, 1996







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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BARRY'S JEWELERS, INC.
                                        (Registrant)

                                        Date:  June 28, 1996


                                        By:     /s/ THOMAS S. LISTON
                                            ------------------------------------
                                                    Thomas S. Liston
                                           President and Chief Executive Officer





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                                 EXHIBIT INDEX

Exhibit                                                                                    Page
Number        Description                                                                 Number
- -------       -----------                                                                 ------
99.1          Press Release dated June 25, 1996





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